Exhibit 10.2

Fifth AMENDMENT TO CREDIT AGREEMENT

This Fifth AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 5, 2015, by and among QUALITY INVESTMENT PROPERTIES RICHMOND, LLC, a Delaware limited liability company (“QIPR”), QUALITY TECHNOLOGY SERVICES RICHMOND II, LLC, a Delaware limited liability company (“QTS Richmond TRS”), QUALITYTECH, LP, a Delaware limited partnership (“QTLP”), QTS REALTY TRUST, INC., a Maryland corporation (“REIT”), each of the Lenders party hereto, and REGIONS BANK, as Administrative Agent (the “Agent”).

WHEREAS, QIPR, QTS Richmond TRS, QTLP, REIT, any Additional Subsidiary Borrowers from time to time a party thereto as “Borrowers” pursuant to §5.5, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of December 21, 2012 (as amended, supplemented or otherwise modified and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, QIPR, QTS Richmond TRS, QTLP, REIT, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement.

(a)          The Credit Agreement is amended by adding the following new definitions to §1.1 thereof in the appropriate alphabetical order:

Carpathia Amsterdam. Collectively, (a) Luttenbergweg 4, 1100 AL Amsterdam, The Netherlands, (b) Postbox/Postbus 12478 1100 AL, Amsterdam, The Netherlands, and (c) Luttenbergweg 2-4 1101 EC Amsterdam Zuidoost, Luttenbergweg 2-4 1101 EC Amsterdam Zuidoost, The Netherlands.

Carpathia Hong Kong. 1/F Kerry Warehouse, 3 Shing Yiu Street, Kwai Chung, Hong Kong.

Carpathia International Data Centers. Collectively, Carpathia Amsterdam, Carpathia Hong Kong, Carpathia London, Carpathia Toronto and Carpathia Sydney.

Carpathia London. 8 Buckingham Avenue, Slough Trading Estate, Slough, Berkshire SL1 4AX, England.

Carpathia Sydney. Unit B 639 Gardners Rd, Mascot NSW 2020, Australia.

Carpathia Toronto. 151 Front Street West, Suite 600, Toronto, ON M5J 2N1.

(b)           The Credit Agreement is amended by restating §8.3(g) thereof in its entirety as follows:

(g)          the acquisition of fee interests or long-term ground lease interests or interests under Leases by Parent Company or its Subsidiaries in (i) the Carpathia International Data Centers and businesses and investments incidental thereto, (ii) Real Estate which is utilized for income-producing Data Center Properties located in the continental United States or the District of Columbia and businesses and investments incidental thereto, and (iii) subject to the restrictions set forth in this §8.3, Land Assets to be developed for the purposes set forth in §8.3(g)(ii) and Development Properties to be used for the purposes set forth in §8.3(g)(ii);

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of a counterpart of this Amendment duly executed by QIPR, QTS Richmond TRS, QTLP, REIT and the Required Lenders.

Section 3. Representations. Each Borrower and Guarantor represents and warrants to the Agent and each Lender as follows:

(a)          Authorization. Each of QIPR, QTS Richmond TRS, QTLP and REIT has the right and power, and has taken all necessary action to authorize the execution and delivery of this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of QIPR, QTS Richmond TRS and REIT and a duly authorized officer of the general partner of QTLP, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of QIPR, QTS Richmond TRS, QTLP and REIT enforceable against QIPR, QTS Richmond TRS, QTLP and REIT in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)          Compliance with Laws, etc. The execution and delivery by QIPR, QTS Richmond TRS, QTLP and REIT of this Amendment and the performance by each of QIPR, QTS Richmond TRS, QTLP and REIT of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority; (ii) conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to any such Person, (iii) conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any material agreement or other instrument binding upon, any such Person or any of its properties, or (iv) result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any such Person other than the liens and encumbrances in favor of Agent contemplated by the Credit Agreement and the other Loan Documents.

(c)          No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrowers and Guarantors. Each of QIPR, QTS Richmond TRS, QTLP and REIT hereby repeats and reaffirms all representations and warranties made by such Person to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

Section 6. Expenses. The Borrowers shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents (other than the Guaranty and the Springing Guaranty) remain in full force and effect. Except as expressly amended by the First Amendment to Guaranty and the First Amendment to Springing Guaranty, respectively, the Guaranty and Springing Guaranty remain in full force and effect. This Amendment shall not limit, impair or constitute a waiver of the rights, powers or remedies available to the Lenders under the Credit Agreement or any other Loan Document. Unless otherwise stated within any amendment contained herein, the amendments contained herein shall be deemed to have prospective application only.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Consent of Guarantors; Reaffirmation of Guaranty. Each of QTLP and QTS Richmond TRS hereby consents to the modifications and amendments relating to the Credit Agreement and Loan Documents as set forth herein, reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Person, in its capacity as a Guarantor, thereunder. REIT reaffirms its obligations to the Agent and the Lenders under the Springing Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Springing Guaranty, or reduce, impair or discharge the obligations of REIT, in its capacity as a Guarantor, thereunder.

Section 12. Waiver of Claims. Each of QIPR, QTS Richmond TRS, QTLP and REIT acknowledges, represents and agrees that as of the date hereof it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of QIPR, QTS Richmond TRS, QTLP and REIT does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement to be executed as of the date first above written.

QIPR:

QUALITY INVESTMENT PROPERTIES RICHMOND, LLC, a Delaware limited liability company

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	CFO
(SEAL)

QTLP:

QUALITYTECH, LP, a Delaware limited partnership

By:	QTS Realty Trust, Inc. a Maryland corporation, its general partner

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	CFO
(SEAL)

QTS RICHMOND TRS:

QUALITY TECHNOLOGY SERVICES RICHMOND II, LLC, a Delaware limited liability company

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	CFO
(SEAL)

REIT:

QTS REALTY TRUST, INC., a Maryland corporation

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	CFO and Treasurer
(SEAL)

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regions bank, as Agent and as a Lender

By:	/s/ Kerri L. Raines
	Name:	Kerri L. Raines
	Title:	Senior Vice President

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BANK OF AMERICA, N.A.

By:	/s/ Gary J. Katunas
	Name:	Gary J. Katunas
	Title:	Senior Vice President

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CITIZENS BANK, NATIONAL ASSOCIATION

By:	/s/ Michelle Dawson
	Name:	Michelle Dawson
	Title:	Vice President

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TORONTO DOMINION (TEXAS) LLC

By:	/s/ Marie Fernandes
	Name:	Marie Fernandes
	Title:	Authorized Signatory